UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

BROOKFIELD HIGH INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD HIGH INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Shareholders.

Brookfield Investment Management
2015
ANNUAL REPORT
September 30, 2015
Brookfield High Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of September 30, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $19 billion of assets under management as of September 30, 2015.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield High Income Fund Inc. (“HHY” or the “Fund”) for the fiscal year ended September 30, 2015.
Over the past 12 months, capital markets have contended with a number of global macro headwinds. The fourth quarter of 2014 ushered in a period of extreme oil price volatility, as Saudi Arabia refused to cut production levels in the face of declining oil prices, as done in the past. This action spurred a downward spiral in crude oil prices that has extended throughout much of 2015. While lower energy prices have been of measurable benefit to consumers, West Texas Intermediate crude oil has posted a year-over-year decline of more than 50% to close the third quarter of 2015 at approximately $45 per barrel.
The decoupling of global growth trends regionally has continued throughout much of 2015. After embarking on an aggressive stimulus program in March 2015, the European Central Bank (ECB) was faced with Greece’s sovereign debt crisis towards the end of the second quarter. Markets calmed as a resolution was reached in July, however, market volatility then re-emerged with China’s sharp deceleration of growth. This slowdown has resulted in reduced demand for coal, steel, iron ore and other metals, which has driven the prices for these and other commodities lower.
Many market observers had expected the U.S. Federal Reserve to begin raising short-term interest rates after the September 2015 meeting of the Federal Open Market Committee (the FOMC). While recent data on consumer spending, housing and employment support the view that the U.S. economy is on solid ground, the FOMC delayed this decision, citing as reasons the uncertainty over economic conditions outside of the U.S. and a slower-than-anticipated growth path for U.S. inflation. While a 2015 December rate hike is certainly not out of the question, markets are currently anticipating that any meaningful lift off in rates will not occur until 2016.
Given the scope of monetary accommodation across the globe, it seems likely that the interest-rate environment will remain much lower for longer than the historical averages. Over the last twelve months, the 10-year U.S. Treasury yield declined by 46 basis points, ending the September 2015 period at 2.06%.
The closed end fund industry continues to be impacted by the macroeconomic conditions discussed above. In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of September 30, 2015.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2015 Annual Report1

Brookfield High Income Fund Inc.

OBJECTIVE & STRATEGY
The primary investment objective of Brookfield High Income Fund Inc. (the “Fund”) is the generation of high current income. The Fund will also seek capital growth to the extent consistent with its primary investment objective. The Fund is a diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the fiscal year ended September 30, 2015, Brookfield High Income Fund Inc. (NYSE: HHY) had a total return based on net asset value of -10.22% and a total return based on market price of -13.26%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.29 on September 30, 2015, the Fund’s shares had a distribution rate of 12.35%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
During the 12 month period, the Fund was overweight in the Leisure, Energy, and Services sectors, which had a combined positive contribution to relative performance. The Fund’s energy exposure was concentrated in the more stable natural gas distribution pipeline sub-sector, which is typically less sensitive to declining oil and gas prices. The Fund’s overweight in Leisure was concentrated in the gaming sub-sector, which generated positive returns for the period. Positive relative contributions were partially offset by negative security selection in the Leisure sector.
The Fund’s underweights included Financial Services, Technology, and Banking. These underweights all detracted from relative performance over the 12 months, as those sectors all outperformed the market by virtue of being somewhat insensitive to commodity prices, as well as benefiting from lower overall interest rates.
HIGH YIELD MARKET OVERVIEW
Lower commodity prices rattles markets
Weakness in oil and natural gas prices dominated the investment scene this fiscal year. While initially it appeared that lower prices were a function of greater production in the United States, coupled with a refusal by OPEC to trim production, it turned out more was involved. Commodity price weakness spread to coal, iron ore, steel, and other metals. Driving these declines was lower demand from China as its economic growth slowed. Markets also grew increasingly concerned about the probability and timing of any interest rate increases by the US Federal Reserve.
2Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.

While typically at this point in an economic recovery, interest rates are rising, the Federal Reserve has yet to significantly increase rates citing as reasons the uncertainty over economic conditions outside of the U.S. and a slower-than-anticipated growth path for U.S. inflation. While a 2015 December rate hike is certainly not out of the question, markets are currently anticipating that any meaningful lift off in rates will not occur until 2016.
For the fiscal year, the high-yield market returned -3.57% as measured by The BofA Merrill Lynch U.S. High Yield Index. The equity market, as measured by the S&P 500 Index, returned -0.61%, and investor concern increased as measured by the increase in VIX from 16.31 to 24.50. Surprising many investors, US treasury interest rates fell from 2.49% to 2.06% as of September 30, 2015. Negative performance in the high-yield market was led by lower quality bonds, plus securities in the oil and gas exploration and production (E&P) and mining industries, where credit challenges increased from lower revenues and pricing.
Overall Credit Conditions Deteriorated Modestly
Amid pressure in the energy and coal sectors, the default rate for leveraged companies increased to 2.3%. While this is higher than investors have seen in some time, it remains subdued compared to long-term averages. Approximately 76% of defaults in 2015 have been in the energy and coal sectors. By the close of the Fund’s fiscal year, the upgrade to downgrade ratio had fallen below one, totaling 0.94, indicating rating agencies were downgrading slightly more credits than were being upgraded. This reflected a modest deterioration in overall credit quality.
OUTLOOK
Brookfield Investment Management Inc. (the “Adviser”) remains cautiously optimistic about the outlook for high-yield credit. The negatives are well-telegraphed to investors; commodity price weakness is causing credit pressure in the natural resource sectors, most notably oil and gas E&P, mining companies, and some forest products companies. The end of the Fund’s fiscal year saw some weakness in the telecommunications sector, which could represent credit distress contagion in the high-yield market. However, in the Adviser’s view, it most likely reflects a surprise downgrade of several telecommunication issuers by rating agencies for company specific reasons.
The combination of lower prices in the high-yield bond market, coupled with lower treasury interest rates, leaves wide market spreads. By September 30, 2015 spreads were beginning to approach the level which would discount a recession, an event the Adviser does not believe is likely in the near term. In the Adviser’s view, the majority of market distress is a result of global investor concern over the pace of global economic growth, (as contrasted with U.S. economic growth, which remains stable), the timing and pace of any Federal Reserve tightening, as well as potential for policy errors by worldwide central banks, especially China. While higher defaults are likely in the natural resource sector of the high-yield market, credit conditions and the remaining part of the market remain positive, and it is difficult to envision the overall default rate approaching normal recessionary levels. Therefore, the Adviser believes the market is somewhat oversold, and could represent an attractive value for patient investors.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
2015 Annual Report3

Brookfield High Income Fund Inc.

Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield High Income Fund Inc. currently holds these securities.
The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.
The quoted benchmarks within this report do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in the volatility, and regulatory and legal restrictions between the indices shown and the Fund.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2015 and subject to change based on subsequent developments.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future, will cause the values of the portfolio’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
4Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Portfolio Characteristics  (Unaudited)
September 30, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	12.35%
Weighted average coupon	6.80%
Weighted average life	6.17 years
Percentage of leveraged assets	27.80%
Total number of holdings	135

CREDIT QUALITY[2,3]
BBB and Above	3.1%
BB	28.0%
B	44.4%
CCC and Below	16.7%
Unrated	2.5%
Securitized Products	2.8%
Equities	2.5%
Total	100.0%

ASSET ALLOCATION[3]
Residential Mortgage Related Holdings	3.8%
Corporate Bonds	125.0%
Term Loans	4.5%
Common Stocks	2.9%
Warrants	0.5%
Short Term Investment	0.7%
Liabilities in Excess of Other Assets	(37.4%)
Total	100.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by September 30, 2015 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through September 30, 2015, 16.79% of the Fund’s distributions is a return of capital.
[2]	Sector and credit ratings allocations are expressed as a percentage of total investments (by market value), not total assets and will vary over time. Cash is excluded. Credit ratings are expressed as a percentage of total investments (by market value) and will vary over time. Credit allocation excludes equities. The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings.
[3]	Percentages are based on net assets.
2015 Annual Report5

Brookfield High Income Fund Inc.
Schedule of Investments
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.8%
Non-Agency Mortgage-Backed Securities – 3.8%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2,3]	0.33%	04/25/47	$ 1,586	$ 1,328,401
GSAMP Trust
Series 2006-HE8, Class A2C [2,3]	0.36	01/25/37	1,497	1,248,805
Home Equity Asset Trust
Series 2006-7, Class 2A3 [2,3]	0.34	01/25/37	2,060	1,605,626
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 [3,4,5]	0.40	02/26/37	4,410	2,282,696
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2B [2,3]	0.39	05/25/37	2,600	1,614,320
Total Non-Agency Mortgage-Backed Securities				8,079,848
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $8,153,205)				8,079,848
CORPORATE BONDS – 125.0%
Automotive – 5.3%
American Axle & Manufacturing, Inc. [1]	6.25	03/15/21	3,190	3,182,025
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	650	715,000
FCA U.S. LLC [1]	8.25	06/15/21	3,550	3,767,260
Ford Motor Co. [1]	6.50	08/01/18	3,100	3,456,661
Motors Liquidation Co. [6,7]	8.38	07/15/33	8,250	825
Total Automotive				11,121,771
Basic Industry – 10.7%
Alcoa, Inc. [1]	5.55	02/01/17	1,000	1,030,000
Arch Coal, Inc. [1]	7.25	06/15/21	6,100	366,000
AVINTIV Specialty Materials, Inc. [1]	7.75	02/01/19	1,562	1,622,528
Building Materials Corporation of America [1,4,5]	6.75	05/01/21	950	1,011,750
Cascades, Inc. [1,4,5,8]	5.50	07/15/22	3,000	2,850,000
FMG Resources August 2006 Property Ltd. [1,4,5,8]	6.88	04/01/22	1,950	1,257,750
Hexion, Inc.	8.88	02/01/18	1,425	1,140,000
Hexion, Inc. [1]	9.00	11/15/20	4,500	2,700,000
INEOS Group Holdings SA [1,4,5,8]	6.13	08/15/18	3,800	3,581,500
Millar Western Forest Products Ltd. [8]	8.50	04/01/21	1,575	1,149,750
PulteGroup, Inc. [1]	6.38	05/15/33	2,350	2,414,625
USG Corp. [1]	9.75	01/15/18	3,075	3,420,937
Total Basic Industry				22,544,840
Capital Goods – 6.1%
Ardagh Packaging Finance PLC [1,4,5,8]	6.75	01/31/21	3,625	3,634,063
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	3,950	4,305,500
DP World Sukuk Ltd. [4,5,8]	6.25	07/02/17	400	424,928
Terex Corp.	6.00	05/15/21	3,000	2,902,500
Terex Corp.	6.50	04/01/20	1,100	1,116,500
Tyco Electronics Group SA [1,8]	6.55	10/01/17	500	547,903
Total Capital Goods				12,931,394
Consumer Goods – 3.1%
ACCO Brands Corp. [1]	6.75	04/30/20	3,575	3,718,000

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Post Holdings, Inc. [1]	7.38%	02/15/22	$ 2,825	$ 2,867,375
Total Consumer Goods				6,585,375
Consumer Non-Cyclical – 0.6%
Anheuser-Busch InBev Worldwide, Inc. [1]	7.75	01/15/19	1,000	1,175,114
DP World Ltd. [4,5,8]	6.85	07/02/37	200	211,500
Total Consumer Non-Cyclical				1,386,614
Electric Utilities & Generation – 1.7%
TerraForm Power Operating LLC [4,5]	5.88	02/01/23	4,000	3,530,000
Energy – 22.1%
AmeriGas Finance LLC [1]	7.00	05/20/22	1,025	1,050,625
Blue Racer Midstream LLC [1,4,5]	6.13	11/15/22	3,975	3,776,250
BreitBurn Energy Partners LP [1]	8.63	10/15/20	3,475	1,529,000
Calfrac Holdings LP [1,4,5]	7.50	12/01/20	3,625	2,265,625
Chesapeake Energy Corp. [1]	4.88	04/15/22	3,100	2,022,750
EP Energy LLC [1]	6.38	06/15/23	3,725	2,749,497
EV Energy Partners LP [1]	8.00	04/15/19	4,400	2,992,000
Ferrellgas Partners LP [1]	8.63	06/15/20	3,375	3,375,000
Global Partners LP	6.25	07/15/22	4,200	3,696,000
ION Geophysical Corp.	8.13	05/15/18	1,975	1,106,000
LBC Tank Terminals Holding Netherlands BV [1,4,5,8]	6.88	05/15/23	3,325	3,449,687
Linn Energy LLC	7.75	02/01/21	250	57,500
Linn Energy LLC [1]	8.63	04/15/20	3,200	864,000
MarkWest Energy Partners LP	4.88	12/01/24	3,400	3,111,000
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,323,803
Precision Drilling Corp. [1,8]	6.63	11/15/20	1,800	1,570,500
SESI LLC	7.13	12/15/21	500	490,625
Targa Pipeline Partners LP [1,6]	5.88	08/01/23	4,000	4,119,800
Tesoro Logistics LP [1]	6.13	10/15/21	4,000	3,930,000
Trinidad Drilling Ltd. [1,4,5,8]	7.88	01/15/19	2,865	2,678,775
W&T Offshore, Inc.	8.50	06/15/19	1,215	540,675
Total Energy				46,699,112
Financial Services – 1.5%
Puma International Financing SA [4,5,8]	6.75	02/01/21	3,125	3,093,750
Healthcare – 7.5%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	3,050	3,172,000
CHS/Community Health Systems, Inc.	6.88	02/01/22	1,525	1,557,345
DJO Finco, Inc. [4,5]	8.13	06/15/21	250	243,750
HCA, Inc.	5.88	05/01/23	1,775	1,841,563
HCA, Inc. [1]	8.00	10/01/18	3,475	3,926,403
inVentiv Health, Inc. [1]	10.00	08/15/18	569	537,705
inVentiv Health, Inc. [4,5,9]	10.00	08/15/18	883	876,525
Kindred Healthcare, Inc.	6.38	04/15/22	3,750	3,721,875
Total Healthcare				15,877,166
Leisure – 10.8%
Boyd Gaming Corp. [1]	9.00	07/01/20	3,625	3,852,287
Cedar Fair LP [1]	5.25	03/15/21	3,275	3,315,937

See Notes to Financial Statements.
2015 Annual Report7

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Chester Downs & Marina LLC [1,4,5]	9.25%	02/01/20	$ 3,750	$ 2,821,875
GLP Capital LP [1]	5.38	11/01/23	4,525	4,592,875
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,751,000
MGM Resorts International [1]	7.63	01/15/17	2,875	3,011,563
Palace Entertainment Holdings LLC [1,4,5]	8.88	04/15/17	3,475	3,422,875
Total Leisure				22,768,412
Media – 10.9%
Cablevision Systems Corp. [1]	8.63	09/15/17	3,775	3,935,437
Cumulus Media Holdings, Inc. [1]	7.75	05/01/19	3,425	2,457,438
iHeart Communications, Inc. [1]	9.00	03/01/21	3,550	2,982,887
Lamar Media Corp.	5.38	01/15/24	4,025	4,065,250
Mediacom Broadband LLC	6.38	04/01/23	4,800	4,536,000
National CineMedia LLC	6.00	04/15/22	1,050	1,060,500
Numericable-SFR SAS [4,5,8]	6.00	05/15/22	3,500	3,373,125
Time Warner Cable, Inc. [1]	8.25	04/01/19	500	582,636
Total Media				22,993,273
Retail – 4.7%
L Brands, Inc. [1]	7.60	07/15/37	2,500	2,756,250
L Brands, Inc.	8.50	06/15/19	800	934,000
New Albertsons, Inc. [1]	7.75	06/15/26	3,300	3,151,500
Roundy's Supermarkets, Inc. [4,5]	10.25	12/15/20	3,400	2,303,500
Sally Holdings LLC	6.88	11/15/19	725	752,188
Total Retail				9,897,438
Services – 12.4%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	1,550	1,500,446
Casella Waste Systems, Inc. [1]	7.75	02/15/19	3,400	3,332,000
Dynagas LNG Partners LP [1,8]	6.25	10/30/19	2,825	2,344,750
H&E Equipment Services, Inc. [1]	7.00	09/01/22	3,950	3,831,500
Iron Mountain, Inc.	6.00	08/15/23	4,200	4,200,000
Iron Mountain, Inc. [1]	8.38	08/15/21	527	542,020
Jurassic Holdings III, Inc. [4,5]	6.88	02/15/21	1,725	1,211,812
Sotheby's [1,4,5]	5.25	10/01/22	1,850	1,711,250
Teekay Offshore Partners LP [8]	6.00	07/30/19	3,750	2,737,500
United Rentals North America, Inc.	5.75	11/15/24	2,700	2,585,250
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,298,500
United Rentals North America, Inc. [1]	8.25	02/01/21	797	838,843
Total Services				26,133,871
Technology & Electronics – 1.5%
First Data Corp. [1]	11.25	01/15/21	2,856	3,120,180
Telecommunications – 19.4%
CenturyLink, Inc. [1]	7.65	03/15/42	3,050	2,333,250
CyrusOne LP [1]	6.38	11/15/22	3,050	3,103,375
FairPoint Communications, Inc. [1,4,5]	8.75	08/15/19	2,250	2,340,000
Frontier Communications Corp. [1]	7.63	04/15/24	5,175	4,321,125
Frontier Communications Corp. [4,5]	11.00	09/15/25	3,150	3,047,625
Intelsat Luxembourg SA [1,8]	7.75	06/01/21	4,450	2,937,000

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Level 3 Financing, Inc. [1,4,5]	5.38%	05/01/25	$ 5,100	$ 4,841,787
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	475	401,375
Qwest Corp. [1]	6.88	09/15/33	1,000	965,466
SBA Communications Corp.	4.88	07/15/22	5,000	4,906,250
T-Mobile USA, Inc. [1]	6.63	04/01/23	3,340	3,306,600
Wind Acquisition Finance SA [4,5,8]	7.38	04/23/21	1,150	1,135,625
Windstream Services LLC [1]	7.50	06/01/22	5,350	4,039,250
Zayo Group LLC [4,5]	6.00	04/01/23	3,300	3,201,000
Total Telecommunications				40,879,728
Transportation – 1.5%
Watco Companies LLC [4,5]	6.38	04/01/23	3,275	3,242,250
Utility – 5.2%
AES Corp. [1]	4.88	05/15/23	4,250	3,729,375
NRG Energy, Inc.	6.25	07/15/22	3,975	3,617,250
NRG Yield Operating LLC	5.38	08/15/24	4,050	3,553,875
Total Utility				10,900,500
Total CORPORATE BONDS (Cost $294,433,850)				263,705,674
TERM LOANS – 4.5%
Albertsons, Inc. [3,4]	5.38	03/21/19	1,253	1,252,520
Caesars Growth Properties [3,4]	6.25	04/10/21	1,728	1,509,949
FairPoint Communications, Inc. [3,4]	7.50	02/14/19	1,950	1,954,465
Four Seasons Holdings, Inc. [3,4]	6.25	12/13/20	3,325	3,308,375
Roundy's Supermarkets, Inc. [3,4]	5.75	02/21/21	943	820,819
Texas Competitive Electric Holdings Company LLC [3,4]	4.68	10/10/17	1,566	596,907
Total TERM LOANS (Cost $10,576,423)				9,443,035

	Shares	Value
COMMON STOCKS – 2.9%
Automotive – 0.4%
Ford Motor Co.	61,300	$ 831,841
Basic Industry – 0.3%
Cascades, Inc. [8]	77,325	498,890
EnLink Midstream Partners LP	7,800	122,928
Total Basic Industry		621,818
Capital Goods – 0.5%
General Electric Co.	37,450	944,489
Consumer Staples – 0.2%
B&G Foods, Inc.	13,810	503,375
Energy – 0.2%
BreitBurn Energy Partners LP	13,075	26,542
EV Energy Partners LP	7,900	47,400
Thunderbird Resources Equity, Inc. [6,10]	11	399,350
Total Energy		473,292

See Notes to Financial Statements.
2015 Annual Report9

Brookfield High Income Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Shares	Value
COMMON STOCKS (continued)
Services – 0.4%
Iron Mountain, Inc.	26,486	$ 821,596
Telecommunications – 0.6%
CenturyLink, Inc.	33,160	832,979
Verizon Communications, Inc.	7,500	326,325
Total Telecommunications		1,159,304
Utility – 0.3%
AES Corp.	66,250	648,587
Total COMMON STOCKS (Cost $7,425,866)		6,004,302

	Shares	Value
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Co. [10] Expiration: July 2016 Exercise Price: $10.00	34,193	$ 696,853
General Motors Co. [10] Expiration: July 2019 Exercise Price: $18.33	34,193	452,032
Total Automotive		1,148,885
Total WARRANTS (Cost $1,969,136)		1,148,885

	Interest Rate		Value
SHORT TERM INVESTMENT – 0.7%
STIT Liquid Assets Portfolio, Institutional Class [3]	0.16%	1,568,618	$ 1,568,618
Total SHORT TERM INVESTMENT (Cost $1,568,618)			1,568,618
Total Investments – 137.4% (Cost $324,127,098)			289,950,362
Liabilities in Excess of Other Assets – (37.4)%			(78,967,076)
TOTAL NET ASSETS – 100.0%			$ 210,983,286

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— All or a portion of the principal amount is pledged as collateral for credit facility.
2	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2015.
4	— Private Placement.
5	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the total value of all such securities was $67,821,273 or 32.1% of net assets.
6	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2015, the total value of all such securities was $4,519,975 or 2.1% of net assets.
7	— Issuer is currently in default on its regularly scheduled interest payment.
8	— Foreign security or a U.S. security of a foreign company.
9	— Payment in kind security.
10	— Non-income producing security.

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Assets and Liabilities
September 30, 2015

Assets:
Investments in securities, at value (Note 2)	$288,381,744
Investments in short term securities, at value	1,568,618
Total investments, at value	289,950,362
Foreign currency, at value	32,984
Interest and dividends receivable	6,093,186
Receivable for investments sold	9,375
Prepaid expenses	8,689
Total assets	296,094,596
Liabilities:
Payable for credit facility (Note 6)	82,316,860
Payable for credit facility interest (Note 6)	6,820
Payable for investments purchased	2,323,882
Payable to custodian	8,410
Payable for open forward currency contracts (Note 2)	67,110
Investment advisory fee payable (Note 4)	165,829
Administration fee payable (Note 4)	38,268
Directors' fees payable	8,247
Accrued expenses	175,884
Total liabilities	85,111,310
Commitments and contingencies (Note 9)
Net Assets	$210,983,286
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 25,532
Additional paid-in capital (Note 7)	275,247,062
Distributions in excess of net investment income	(41,670)
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(29,998,360)
Net unrealized depreciation on investments, foreign currency translations and forward currency contracts	(34,249,278)
Net assets applicable to capital stock outstanding	$210,983,286
Total investments at cost	$324,127,098
Foreign currency at cost	$ 36,159
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	25,532,427
Net asset value per share	$ 8.26

See Notes to Financial Statements.
2015 Annual Report11

BROOKFIELD HIGH INCOME FUND INC.
Statement of Operations
For the Fiscal Year Ended September 30, 2015

Investment Income (Note 2):
Interest	$ 23,768,887
Dividends (net of foreign withholding tax of $1,503)	270,529
Total investment income	24,039,416
Expenses:
Investment advisory fees (Note 4)	2,189,410
Administration fees (Note 4)	505,248
Legal fees	297,145
Directors' fees	93,323
Fund accounting servicing fees (Note 4)	82,465
Reports to stockholders	79,714
Audit and tax services	39,691
Registration fees	36,384
Transfer agency fees	27,759
Insurance	26,531
Custodian fees	10,876
Miscellaneous	3,917
Total operating expenses	3,392,463
Interest expense on credit facility (Note 6)	1,241,836
Total expenses	4,634,299
Net investment income	19,405,117
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	(5,081,588)
Foreign currency transactions	(33,819)
Forward currency contracts	763,172
Net realized loss	(4,352,235)
Net change in unrealized appreciation (depreciation) on:
Investments	(39,203,003)
Foreign currency and foreign currency translations	14,117
Forward currency contracts	(386,807)
Net change in unrealized depreciation	(39,575,693)
Net realized and unrealized loss on investments	(43,927,928)
Net decrease in net assets resulting from operations	$(24,522,811)

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2015	For the Three Months Ended September 30, 2014*	For the Fiscal Year Ended June 30, 2014
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 19,405,117	$ 3,555,809	$ 6,101,431
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(4,352,235)	797,361	1,366,324
Net change in unrealized appreciation (depreciation) on investments, foreign currency and foreign currency translations and forward currency contracts	(39,575,693)	(9,831,482)	2,629,586
Net increase (decrease) in net assets resulting from operations	(24,522,811)	(5,478,312)	10,097,341
Distributions to Stockholders (Note 2):
Net investment income	(19,844,487)	(2,942,067)	(6,258,493)
Return of capital	(4,002,800)	—	(41,267)
Total distributions	(23,847,287)	(2,942,067)	(6,299,760)
Capital Stock Transactions (Note 7):
Capital received as a result of shares issued due to fund merger	—	194,513,281	—
Total increase (decrease) in net assets	(48,370,098)	186,092,902	3,797,581
Net Assets:
Beginning of period	259,353,384	73,260,482	69,462,901
End of period	$210,983,286	$259,353,384	$73,260,482
(including undistributed (distributions in excess of) net investment income of)	$ (41,670)	$ 598,686	$ (21,369)

Share Transactions (Note 7):
Shares issued due to fund merger	—	18,684,682	—
Net increase in shares	—	18,684,682	—

*	The Fund changed its fiscal year end from June 30 to September 30.

See Notes to Financial Statements.
2015 Annual Report13

BROOKFIELD HIGH INCOME FUND INC.
Statement of Cash Flows
For the Fiscal Year Ended September 30, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (24,522,811)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments and principal payups	(88,642,425)
Proceeds from disposition of long-term portfolio investments and principal paydowns	109,506,396
Purchases of short-term portfolio investments, net	(522,804)
Return of capital distributions from portfolio investments	81,435
Decrease in interest and dividends receivable	930,634
Decrease in receivable for investments sold	8,917,715
Decrease in receivable for open forward currency contracts	319,697
Increase in prepaid expenses	(2,702)
Increase in payable for credit facility interest	155
Decrease in payable for investments purchased	(5,285,315)
Increase in payable to custodian	8,410
Increase in payable for open forward currency contracts	67,110
Decrease in investment advisory fee payable	(29,594)
Decrease in administration fee payable	(6,830)
Decrease in directors' fee payable	(720)
Decrease in accrued expenses	(314,227)
Net amortization on investments and paydown gains or losses	(626,117)
Net change in unrealized depreciation on investments	39,203,003
Net realized loss on investments	5,081,588
Net cash provided by operating activities	44,162,598
Cash flows used for financing activities:
Net cash used for credit facility	(20,483,140)
Distributions paid to stockholders	(23,847,287)
Net cash used for financing activities	(44,330,427)
Net decrease in cash	(167,829)
Cash at the beginning of year	200,813
Cash at the end of year	$ 32,984
Supplemental Disclosure of Cash Flow Information:
Interest payments for the fiscal year ended September 30, 2015, totaled $1,241,681.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

	For the Fiscal Year Ended September 30,	For the Three Months Ended September 30,	For the Fiscal Years Ended June 30
	2015	2014 [2]	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25
Net investment income[1]	0.76	0.21	0.88	0.92	0.91	0.93
Net realized and unrealized gain (loss) on investments transactions	(1.73)	(0.52)	0.60	0.27	(0.03)	0.69
Net increase (decrease) in net asset value resulting from operations	(0.97)	(0.31)	1.48	1.19	0.88	1.62
Distributions from net investment income	(0.77)	(0.23)	(0.91)	(0.91)	(0.94)	(0.95)
Return of capital distributions	(0.16)	—	(0.01)	—	—	—
Total distributions paid	(0.93)	(0.23)	(0.92)	(0.91)	(0.94)	(0.95)
Net asset value, end of period	$ 8.26	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92
Market price, end of period	$ 7.29	$ 9.37	$ 10.54	$ 9.62	$ 10.00	$ 9.90
Total Investment Return†	-13.26%	-9.05% [4]	20.13%	5.12%	11.37%	29.77%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$210,983	$259,353	$73,260	$69,463	$67,491	$67,871
Operating expenses	1.41%	1.82% [3]	2.06%	1.63%	1.71%	1.65%
Interest expense	0.51%	0.45% [3]	0.48%	0.53%	0.62%	0.42%
Total expenses	1.92%	2.27% [3]	2.54%	2.16%	2.33%	2.07%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.41%	1.82% [3]	1.95%	1.52%	1.59%	1.53%
Net investment income	8.04%	8.04% [3]	8.47%	8.87%	9.45%	9.36%
Net investment income, excluding the effect of fee waivers and reimbursement	8.04%	8.04% [3]	8.36%	8.76%	9.33%	9.25%
Portfolio turnover rate	27%	11% [4]	28%	28%	24%	46%
Credit facility, end of period (000s)	$ 82,317	$102,800	$28,000	$30,400	$30,400	$29,400
Asset coverage per $1,000 unit of senior indebtedness[5]	$ 3,563	$ 3,523	$ 3,616	$ 3,280	$ 3,220	$ 3,310

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the three months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from June 30 to September 30.
[3]	Annualized.
[4]	Not annualized.
[5]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2015 Annual Report15

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements
September 30, 2015

1.Organization
Brookfield High Income Fund Inc. (the “Fund”) was incorporated under the laws of the state of Maryland as a corporation on November 22, 2013. Prior to March 1, 2014, the Fund was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
On February 27, 2014, the Boards of Directors of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”) and Helios Strategic Income Fund, Inc. (“HSA”) approved Agreements and Plans of Reorganizations providing for, among other things, the transfer of the assets and liabilities of HAV, HIH, HMH and HSA into the Fund. On July 18, 2014, the stockholders of HAV, HIH, HMH and HSA approved the Agreements and Plans of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganizations of each of HAV, HIH, HMH and HSA into the Fund were effective as of the opening of business of the New York Stock Exchange on August 13, 2014. The increase in the net assets to the Fund resulting from the mergers with HAV, HIH, HMH and HSA amounted to $194,513,281.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek high current income. The Fund will seek capital growth as a secondary investment objective, when consistent with its primary investment objective. The Fund's investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, term loans, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
16Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
2015 Annual Report17

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2015:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 8,079,848	$ 8,079,848
Corporate Bonds	—	259,585,049	4,120,625	263,705,674
Term Loans	—	9,443,035	—	9,443,035
Common Stocks	5,604,952	—	399,350	6,004,302
Warrants	1,148,885	—	—	1,148,885
Short Term Investment	1,568,618	—	—	1,568,618
Total	$ 8,322,455	$ 269,028,084	$ 12,599,823	$ 289,950,362

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ (67,110)	$ —	$ —	$ (67,110)
Total	$ (67,110)	$ —	$ —	$ (67,110)

* Other financial instruments include forward currency contracts which are reflected at the unrealized appreciation (depreciation) on the instrument.
18Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2015. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of September 30, 2015	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Corporate Bonds:
Motors Liquidation Co.	$ 825	Discounted Cash Flow	Anticipated Residual Value	$ 0.01
Targa Pipeline Partners LP	4,119,800	Discounted Cash Flow	Implied Spread to Index	2.05%-8.40% (5.22%)
Common Stock:
Thunderbird Resources Equity, Inc.	399,350	Analysis of Enterprise Value	Various assumptions of value of assets and liabilities	$34,259-$42,321 ($35,000)
Total	$4,519,975

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At September 30, 2015, the value of these securities was approximately $8,079,848. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Common Stocks	Total
Balance as of September 30, 2014	$11,862,652	$ 1,400	$ —	$11,864,052
Accrued Discounts (Premiums)	520,469	—	—	520,469
Realized Gain (Loss)	273,673	4	—	273,677
Change in Unrealized Appreciation (Depreciation)	(589,631)	(79)	(714,861)	(1,304,571)
Purchases at cost	8,826	—	1,114,211	1,123,037
Sales proceeds	(3,996,141)	(500)	—	(3,996,641)
Transfers into Level 3	—	4,119,800	—	4,119,800 (a)
Balance as of September 30, 2015	$ 8,079,848	$4,120,625	$ 399,350	$12,599,823
Change in unrealized gains or losses relating to assets still held at reporting date	$ (421,615)	$ —	$ (714,861)	$ (1,136,476)

(a) Transferred due to a decrease of observable market data for these securities.
For the fiscal year ended September 30, 2015, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
2015 Annual Report19

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2015, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2015, open taxable years consisted of the taxable years ended June 30, 2013 through September 30, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences could be temporary or permanent in nature, only the permanent differences may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported unrealized currency gains and losses arise from translation of assets and liabilities denominated in foreign currency other than securities.
Reported net realized foreign exchange gains or losses arise from sales of securities, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
20Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of September 30, 2015, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at September 30, 2015	Currency to be Received		U.S. $ Value at September 30, 2015	Unrealized Appreciation (Depreciation)
11/09/15	497,266	Canadian Dollars	$ 372,549	409,454	U.S. Dollars	$ 409,454	$ 36,905
11/09/15	2,841,317	Euros	3,176,869	3,199,295	U.S. Dollars	3,199,295	22,426
11/09/15	3,303,310	U.S. Dollars	3,303,310	2,841,317	Euros	3,176,869	(126,441)
Total							$ (67,110)
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives	Statement of Assets and Liabilities	Unrealized Depreciation as of September 30, 2015
Forward contracts	Payable for open forward currency contracts	$(67,110)
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2015:
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain on Forward currency contracts	Net Change in Unrealized Depreciation on Forward currency contracts
Forward contracts	Forward currency contracts	$763,172	$(386,807)
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward contracts	$(126,441)	$59,331	$(67,110)	$—	$—	$(67,110)
The Fund had a monthly average of 2 forward contracts open during the fiscal year ended September 30, 2015.
2015 Annual Report21

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” plus “Foreign currency” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
3.Risks of Investing in Below-Investment Grade Securities
The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness leverage) ("Managed Assets"). For the fiscal year ended September 30, 2015, the Adviser earned $2,189,410 in investment advisory fees under the Advisory Agreement.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining
22Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of its Managed Assets, payable monthly in arrears. During the fiscal year ended September 30, 2015, the Adviser earned $505,248 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or Directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term investments, the credit facility and U.S. Government securities, for the fiscal year ended September 30, 2015, were $88,642,425 and $109,506,396, respectively. For the fiscal year ended September 30, 2015, there were no transactions in U.S. Government securities.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the fiscal year ended September 30, 2015, the average interest rate paid under the line of credit was 1.03% of the total line of credit amount available to the Fund.
Total line of credit amount available	$120,000,000
Line of credit outstanding at September 30, 2015	82,316,860
Line of credit amount unused at September 30, 2015	37,683,140
Average balance outstanding during the year	95,544,084
Interest expense incurred on line of credit during the year	1,241,836
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended September 30, 2015, the Fund did not issue any shares for the reinvestment of distributions.
Prior to the opening of business of the New York Stock Exchange on August 13, 2014, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Directors, all of the assets and liabilities of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. were transferred to the Brookfield High Income Fund Inc. in exchange for corresponding shares of the Brookfield High Income Fund Inc. of equal value. The purpose of the transaction was to combine five funds with comparable investment objectives and strategies. The number of Brookfield High Income Fund Inc. shares issued were 5,870,084, 4,154,155, 4,655,945 and 4,004,678 for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively. The net asset value of the Brookfield High Income Fund Inc. shares prior to the opening of business on August 13, 2014, after the reorganization was completed was $10.41,
2015 Annual Report23

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

and a total of 18,684,862 shares were issued to stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. stockholders. For financial reporting purposes, assets received and shares issued by the Brookfield High Income Fund Inc. were recorded at fair value; however the cost basis of investments received from Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. were carried forward to align ongoing reporting of the Brookfield High Income Fund Inc.'s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
The components of net assets immediately before the acquisition were as follows:
Fund	Capital stock	Distributions in excess of net investment income	Accumulated net realized loss	Net unrealized appreciation	Net Assets
Helios Advantage Income Fund, Inc.	$ 455,830,525	$ (541,607)	$ (397,255,387)	$ 3,078,298	$ 61,111,829
Helios High Income Fund, Inc.	338,166,815	(387,519)	(296,636,258)	2,100,449	43,243,487
Helios Multi-Sector High Income Fund, Inc.	493,895,301	(452,857)	(447,428,682)	2,455,753	48,469,515
Helios Strategic Income Fund, Inc.	402,153,537	(106,175)	(362,982,710)	2,623,798	41,688,450
	1,690,046,178	(1,488,158)	(1,504,303,037)*	10,258,298	194,513,281
Brookfield High Income Fund Inc.	75,800,014	(494,816)	(7,260,341)	3,239,964	71,284,821
Total	$1,765,846,192	$(1,982,974)	$(1,511,563,378)	$13,498,262	$265,798,102

* Due to rules under section 381 and 382 of the internal revenue code, the combined fund would only be able to utilize $19,126,355 of these losses and the losses would be limited to $6,107,716 each year ($803,207 in the first short year) over the next 3 years. The combined fund may not utilize the remaining $1,486,316,613.
8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
The tax character of the distributions paid during the periods below were as follows:
	Fiscal Year Ended September 30, 2015	Three Months Ended September 30, 2014	Fiscal Year Ended June 30, 2014
Ordinary income	$19,844,487	$2,942,067	$6,258,493
Return of capital	4,002,800	—	41,267
Total	$23,847,287	$2,942,067	$6,299,760
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
24Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

At September 30, 2015, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward[1]	$(30,123,574)
Other accumulated losses	(78,053)
Tax basis unrealized depreciation	(34,087,681)
Total tax basis net accumulated losses	$(64,289,308)

1 To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2015, the Fund had a capital loss carryforward of:
Expiring In:
2017	$25,914,000
Infinite (Short-Term)	936,031
Infinite (Long-Term)	3,273,543
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$324,038,043	$6,543,555	$(40,631,236)	$(34,087,681)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
At September 30, 2015, the Fund's most recently completed tax year-end, the Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$5,196	$(200,986)	$195,790
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.New Accounting Pronouncements
In June 2014, the FASB issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for
2015 Annual Report25

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosures.
11.Pending Litigation
In connection with the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (together with their predecessors, the “Closed-End Funds”) into the Fund, all rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below) were assumed by the Fund, including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding captioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants. Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).
One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”, i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleges resulted in damages in excess of $342,000. After further motion practice, the Plaintiff subsequently filed a Third Amended Complaint which RHY and the non-fund defendants answered. The Small Action remains pending.
In another case, the Starnes Action, the Court initially dismissed all claims brought by three of the five plaintiffs. For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court initially dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY. The Closed-End Funds and non-fund defendants thereafter filed motions to reconsider the Court’s rulings in the Starnes Action and Stein Action, which the Court granted, dismissing both cases in their entirety. Plaintiffs appealed the dismissals of the Starnes Action and Stein Action to the Sixth Circuit Court of Appeals (the “Sixth Circuit”), and the cases were consolidated for briefing. Briefing is scheduled to be completed on or about January 4, 2016. Both the Starnes Action and Stein Action remain pending before the Sixth Circuit.
In the Adkins Action, brought on behalf of approximately one-hundred plaintiffs, the Court granted defendants’ motion to dismiss in its entirety. Plaintiffs filed a motion to reconsider the Court’s ruling, which remains pending. The Adkins Action, Starnes Action and Stein Action seek, among other forms of relief, compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.
No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
26Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Dividend Per Share	Record Date	Payable Date
$0.0750	October 15, 2015	October 29, 2015
$0.0750	November 17, 2015	November 24, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2015 Annual Report27

BROOKFIELD HIGH INCOME FUND INC.
Report of Independent Registered Public Accounting Firm
September 30, 2015

To the Board of Directors and Stockholders
of Brookfield High Income Fund Inc.
We have audited the accompanying statement of assets and liabilities of the Brookfield High Income Fund Inc., including the schedule of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the three months ended September 30, 2014 and for the year ended June 30, 2014 and the financial highlights for the year then ended, for the three months ended September 30, 2014 and for each of the years in the four year period ended June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield High Income Fund Inc. as of September 30, 2015, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
November 25, 2015
28Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Tax Information (Unaudited)
September 30, 2015

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (September 30, 2015) as to the federal tax status of distributions received by stockholders during such fiscal period. Accordingly, we are advising you that 16.79% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
2015 Annual Report29

BROOKFIELD HIGH INCOME FUND INC.
Compliance Certification (Unaudited)
September 30, 2015

On February 26, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
30Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Director Class I Director to serve until 2015 Annual Meeting of Stockholders:
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	9
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Stralem Funds (2014-Present).	9
Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-Present).	9
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	9
2015 Annual Report31

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Elected since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2014-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	9
32Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC. Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul Hastings LLP (2002-2010); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-Present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2015 Annual Report33

BROOKFIELD HIGH INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
September 30, 2015

At a meeting held on May 14, 2015, the Board, including a majority of the Independent Directors, considered and approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar peer universe for the one, three, and five year periods ending March 31, 2015, as well as the year-to-date period. The Board noted that the Fund performed below the median of its Morningstar peer universe for the one, three, and five year periods, as well as the year-to-date period. Based on the Adviser’s explanation of the Fund’s performance in the current market, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of the Fund’s expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total advisory and administrative fee was below the median and the Fund’s net total expenses were higher than the median of the Fund’s Morningstar peer universe. The Board also noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. In particular, the Board noted efficiencies that may be realized due to the increase in the Fund’s assets as a result of its acquisition of the assets of certain other Brookfield funds during the past year. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of
34Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2015

assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was otherwise unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.
2015 Annual Report35

BROOKFIELD HIGH INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
36Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and stockholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2015 Annual Report37

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023 1-855-777-8001 www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield High Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman. Messrs. McFarland, Kuczmarski, Salvatore and Mme. Goldman are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, BBD, LLP (“BBD”), to the Funds for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $35,000 and $25,000 for the fiscal years ended September 30, 2015 and September 30, 2014, respectively.

(b)	Audit-Related Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, the Audit-related fees were $0 and $10,000 respectively. The nature of the services includes assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by BBD for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, BBD billed the Registrant aggregate fees of $3,000 and $12,500, respectively. The nature of the services for which Tax Fees were charged comprise all services performed by professional staff in BBD’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

For the Fund’s two most recent fiscal years, Tax Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

(d)	All Other Fees

There were no other fees billed by BBD to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended September 30, 2015 and September 30, 2014. During the same period, there were no Other Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by BBD to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that BBD may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by BBD to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by BBD in 2015 and 2014 for non-audit services rendered to the Fund and Fund Service Providers were $3,000 and $22,500, respectively. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.  Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;

●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Mr. Dana Erikson, CFA – Managing Director and Portfolio Manager

Dana Erikson, CFA – Managing Director and Portfolio Manager. Mr. Erikson joined the Adviser in 2006. Mr. Erikson is a Portfolio Manager, Head of the Global Corporate Credit Team, and has over 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a Senior Portfolio Manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.

Mark Shipley, CFA – Managing Director and Portfolio Manager

Mark Shipley, CFA – Managing Director and Portfolio Manager. Mr. Shipley joined the Adviser in 2006. He is a Portfolio Manager on the Global Corporate Credit Team and has 25 years of investment experience. Prior to joining the Adviser, he was with Evergreen Investments or one of its predecessor firms since 1991. He was a Senior Credit Analyst and Senior Trader on the High Yield team. Mr. Shipley earned a Bachelor of Arts degree in Finance from Northeastern University. He holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society, Inc.

Messr. Erikson leads the management of the Fund and Messr. Shipley shares equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

Messr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messr. Erikson as of October 31, 2015 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	4	1	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$177 million	$50 million	$62 million
Assets Managed with Performance-Based Advisory Fees	$0	$50 million	$0 million

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of October 31, 2015:

	Registered Investment Companies	Other Pooled Investment Vehicles
			Other Accounts
Number of Accounts Managed	4	1	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$177 million	$50 million	$62 million
Assets Managed with Performance-Based Advisory Fees	$0	$50 million	$0 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as October 31, 2015.

Dollar Range of Securities Owned
Dana Erikson	Over $100,000
Mark Shipley	$50,001 – $100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  None.

(2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)  None.

(b)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD HIGH INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:  November 27, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:  November 27, 2015